                                SECOND AMENDMENT


          SECOND AMENDMENT, dated as of August 25, 1997 (this "Second Amendment") to the Revolving Credit Agreement, dated as of August 23, 1996 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement") among CASE CREDIT LTD., a company organized under the laws of the Province of Alberta (the "Borrower"), the several banks and other financial institutions from time to time parties thereto (the "Lenders"), the co-agent named on the signature pages thereof (the "Co-Agent"), and THE BANK OF NOVA SCOTIA, a Canadian chartered bank (the "Administrative Agent"), as administrative agent for the Lenders thereunder.


                              W I T N E S S E T H;
                              --------------------


          WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrower; and

          WHEREAS, the Borrower has requested, and, upon this Second Amendment becoming effective, the Majority Lenders have agreed, that certain provisions of the Credit Agreement be amended in the manner provided for in this Second Amendment;

          NOW, THEREFORE, the parties hereto hereby agree as follows:

1. Defined Terms. Terms defined in the Credit Agreement and not otherwise defined herein shall have the meanings given to them in the Credit Agreement.

2. Amendments to Article 1 of the Credit Agreement. Section 1.1 of the Credit Agreement is hereby amended by (a) deleting in its entirety the definition of "Indebtedness" contained therein and (b) inserting the following new definitions in the appropriate alphabetical order:

               "Case Vendor Financing": financing which is provided by a Person other than Case or one of its Subsidiaries or Affiliates to a customer of Case or of one of its Subsidiaries or Affiliates.

               "Indebtedness":  of any Person at any date, without duplication,
          (a) all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services (other than trade liabilities incurred in the ordinary course of business and payable in accordance with customary practices), (b) any other indebtedness of such Person which is evidenced by a note, bond, debenture or similar instrument, (c) all obligations of such Person as lessee under Financing Leases, (d) the discounted amount of all obligations of such Person in respect of acceptances issued or created for the account of such Person, (e) all liabilities secured by any Lien on any property owned by such Person even though such Person has not assumed or otherwise become liable for the payment thereof, (f) all net liabilities of such Person in respect of Interest Rate Agreements, (g) all Guarantee Obligations in respect of Indebtedness referred to in clauses (a) through (f) (or any of them) of this definition and (h) if such Person is the Borrower or any of its Subsidiaries, all obligations of the Borrower or any such Subsidiary incurred in connection with any securitization or other asset-backed financing of Receivables to the extent such obligations are excluded from the definition of Permitted Securitization Obligations by operation of the proviso to the definition thereof; provided, however, notwithstanding the foregoing, Permitted Vendor Financing Obligations shall not constitute Indebtedness under this definition.

               "Permitted Vendor Financing Obligations": any Guarantee Obligation of the Borrower or its Consolidated Subsidiaries in respect of Case Vendor Financing, but only to the extent that the underlying principal amount of Indebtedness subject to such Guarantee Obligation is secured or otherwise funded by the Borrower or its Consolidated Subsidiaries with cash or other marketable instruments (including, without limitation, pledges of deposit accounts, notes, bonds, certificates of deposit, or other documents or instruments evidencing such funds).

               "Threshold Amount":  U.S. $60,000,000.

3. Amendment to Section 7.7 of the Credit Agreement: Subsection 7.7(c) of the Credit Agreement is amended by deleting the phrase "$60,000,000 or more" contained therein and inserting in lieu thereof the phrase "equal to or greater than the Threshold Amount".

4. Amendment to Section 8.1 of the Credit Agreement: Section 8.1 of the Credit Agreement is amended by deleting the Section heading and subsections (a) and (b) thereof and replacing them with the words "Intentionally Deleted".

5. Amendment to Section 8.2 of the Credit Agreement: Section 8.2 of the Credit Agreement is amended by deleting the Section heading and subsections (a) through (i) thereof and replacing them with the words "Intentionally Deleted"; and

6. Amendment to Article 9 of the Credit Agreement: (a) Subsection 9.1(e) of the Credit Agreement is amended by deleting the amount "$60,000,000" contained therein and inserting in lieu thereof the phrase "equal to the Threshold Amount".

     (b) Subsection 9.1(g) of the Credit Agreement is amended by deleting the phrase "of $60,000,000 or more" contained therein and inserting in lieu thereof the phrase "in an amount equal to or greater than the Threshold Amount".

7. Conditions to Effectiveness. This Second Amendment shall become effective on the date (the "Second Amendment Effective Date") on which (a) the Borrower, the Administrative Agent and the Majority Lenders shall have executed and delivered to the Administrative Agent this Second Amendment and (b) Case Credit shall have executed and delivered to the Administrative Agent an amendment to the Case Credit Guarantee, substantially in the form of Exhibit A hereto.

8. Representations and Warranties. The representations and warranties made by the Borrower in the Credit Agreement are true and correct in all material respects on and as of the Second Amendment Effective Date, after giving effect to the effectiveness of this Second Amendment, as if made on and as of the Second Amendment Effective Date.

9. No Other Amendments; Confirmation. Except as expressly amended, modified and supplemented hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

10. Governing Law. This Second Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the Province of Ontario.

11. Counterparts. This Second Amendment may be executed by one or more of the parties to this Second Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Second Amendment signed by all of the parties shall be lodged with the Borrower and the Administrative Agent.
This Second Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

          IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                              CASE CREDIT LTD.

                              By:_______________________________
                              Title:

                              THE BANK OF NOVA SCOTIA, as Administrative
                              Agent and a Lender

                              By:  /s/ R.J. Boomhour
                                 -------------------------------
                              Title:  Assistant General Manager

                              By:  /s/ John Hall
                                 -------------------------------
                              Title:  Syndication Officer

                              BANK OF AMERICA CANADA, as a Lender

                              By:  /s/ David B. Linkletter
                                 -------------------------------
                              Title:  Vice President

                              By:_______________________________
                              Title:

                              BANK OF MONTREAL, as a Lender

                              By:  /s/ Stuart Brannan
                                 -------------------------------
                              Title:  Director

                              By:  /s/ Peter E. Walsh
                                 -------------------------------
                              Title:  Director

                              CANADIAN IMPERIAL BANK OF
                              COMMERCE, as Co-Agent and a Lender

                              By:  /s/ Doug Zinkiewich
                                 -------------------------------
                              Title:  Director

                              By:  /s/ Mauro Spagnolo
                                 -------------------------------
                              Title:  Director

                              THE CHASE MANHATTAN BANK OF
                              CANADA, as a Lender

                              By:        /s/ Christine Chan
                                         --------------------------------
                                             Christine Chan
                              Title:     Vice President

                              By:        /s/ Arun K. Bery
                                         --------------------------------
                                             Arun K. Bery
                              Title:     Vice President

                              CITIBANK CANADA, as a Lender

                              By:        /s/ David R. Wingfelder
                                         --------------------------------
                                             David R. Wingfelder
                              Title:     Vice President

                              By:
                                         --------------------------------
                              Title:

                              FIRST CHICAGO NBD BANK, CANADA,
                              as a Lender

                              By:        /s/ Colleen Delaney
                                         --------------------------------
                                             Colleen Delaney
                              Title:     Assistant Vice President

                              By:        /s/ Jeremiah A. Haynes III
                                         --------------------------------
                                             Jeremiah A. Haynes III
                              Title:     First Vice President

                              J.P. MORGAN CANADA, as a Lender

                              By:        /s/ Clarke Herring
                                         --------------------------------
                                             Clarke Herring
                              Title:     Vice President

                              By:
                                         --------------------------------
                              Title:

                              ROYAL BANK OF CANADA, as a Lender

                              By:        /s/ Patrick K. Shields
                                         --------------------------------
                                             Patrick K. Shields
                              Title:     Senior Manager

                              By:
                                         --------------------------------
                              Title:

                              SAKURA BANK (CANADA), as a Lender

                              By:              /s/ E.R. Langley
                                  ----------------------------------------------
                                                   E.R. Langley
                              Title:              Vice President

                              By:
                              Title:

                              SANWA BANK CANADA, as a Lender

                              By:             /s/ Hiromi Kobayashi
                                  ----------------------------------------------
                                                  Hiromi Kobayashi
                              Title:            Senior Vice President

                              By:
                              Title:

                              SOCIETE GENERALE (CANADA), as a Lender

                              By:             /s/ Eric D'Hoste
                                  ----------------------------------------------
                                                  Eric D'Hoste
                              Title:

                              By:             /s/ Douglas Bache
                                  ----------------------------------------------
                                                  Douglas Bache
                              Title:       Senior Relationship Manager

                              THE SUMITOMO BANK OF CANADA,
                              as a Lender

                              By:               /s/ Alfred Lee
                                 -----------------------------------------------
                                                    Alfred Lee
                              Title:              Vice President

                              By:
                                 -----------------------------------------------
                              Title:

                                        THE TORONTO-DOMINION BANK,
                                        as a Lender

                                        By: /s/ ???????
                                            -----------------------
                                        Title: Manager

                                        By:
                                            -----------------------
                                        Title:

                                                                      EXHIBIT  A
                                                                      ----------

                  FORM OF AMENDMENT TO CASE CREDIT GUARANTEE

          GUARANTEE AMENDMENT NO. 1, dated as of August__, 1997, made by CASE CREDIT CORPORATION, a Delaware corporation (the "Guarantor"), in favour of THE BANK OF NOVA SCOTIA, a Canadian chartered bank, in its capacity as administrative agent (the "Administrative Agent"), for the several banks and other financial institutions (the "Lenders") from time to time parties to the Revolving Credit Agreement, dated as of August 23, 1996, among Case Credit Ltd., a company organized under the laws of Alberta, Canada (the "Borrower"), the Lenders, the Co-Agent named therein (the "Co-Agent") and the Administrative Agent (as amended, supplemented and otherwise modified from time to time, the "Credit Agreement").

                            W I T N E S S E T H:
                            -------------------

          WHEREAS, pursuant to the Credit Agreement, the Lenders have severally agreed to make Extensions of Credit to the Borrower upon the terms and subject to the conditions set forth therein;

          WHEREAS, the Borrower has requested, and the Majority Lenders have agreed, that certain provisions of the Credit Agreement be amended in the manner provided for in the second amendment dated August__, 1997 (the "Second Amendment") to the Credit Agreement;

          WHEREAS, pursuant to the Credit Agreement, the Guarantor executed and delivered the Case Credit Guarantee to the Administrative Agent for the benefit of the Administrative Agent, the Co-Agent and the Lenders;

          WHEREAS, it is a condition precedent to the effectiveness of the Second Amendment that certain provisions of the Case Credit Guarantee be amended in the manner provided for in, and the Guarantor shall have executed and delivered to the Administrative Agent for the benefit of the Administrative Agent, the Co-Agent and the Lenders, this Guarantee Amendment No. 1;

          NOW, THEREFORE, in consideration of the Lenders, the Co-Agent and the Administrative Agent entering into the Second Amendment and agreeing to make Extensions of Credit to the Borrower under the Credit Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Guarantor hereby agrees with the Administrative Agent for the benefit of the Administrative Agent, the Co-Agent and the Lenders as follows:

          1. Defined Terms. (a) Unless otherwise defined herein, terms defined in the Credit Agreement or the Case Credit Guarantee and used herein shall have the meanings given to them in the Credit Agreement and the Case Credit Guarantee, respectively.

          2.   Amendment to Paragraph 11 of the Case Credit Guarantee:
Paragraph 11 of the Case Credit Guarantee is hereby deleted in its entirety and replaced with the following new paragraph 11:

          11. Covenants. The Guarantor hereby covenants and agrees with the Administrative Agent, the Co-Agent and the Lenders that, from and after the date of this Guarantee until the Obligations are paid in full and the Commitments are terminated, (i) the Guarantor shall own, beneficially and of record, directly or indirectly through one or more wholly-owned Subsidiaries, 100% of the issued and outstanding common shares of the Borrower, free and clear of any and all Liens; (ii) the Guarantor shall not modify or amend or agree to modify or amend any term or provision made or contained in Section 11 of the Case Credit Credit Agreement without the prior written consent of the Majority Lenders; and (iii) notwithstanding any termination of the Case Credit Credit Agreement, the Guarantor shall continue to observe and perform each and every covenant and agreement made or contained in Section 11 of the Case Credit Credit Agreement and on the part of the Guarantor to be observed and performed and, for such purposes, such covenants and agreements shall be incorporated herein by reference and shall be interpreted as being expressed in favour of and for the benefit of the Administrative Agent, the Co-Agent and the Lenders.

          3. No Other Amendments; Confirmation. Except as expressly amended, modified and supplemented hereby, the provisions of the Case Credit Guarantee are and shall remain in full force and effect.

          4. GOVERNING LAW. THIS GUARANTEE AMENDMENT NO. 1 SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF WISCONSIN WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF.

          IN WITNESS WHEREOF, the undersigned has caused this Guarantee Amendment No. 1 to be duly executed and delivered by its duly authorized officer as of the day and year first above written.


                                        CASE CREDIT CORPORATION

                                        By
                                           ------------------------------
                                        Title
                                              ---------------------------